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                                                                    EXHIBIT 23.2


                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 27, 2001, except for Note 9, as to which the date is August 7, 2001, in the Registration Statement on Form S-3 and related Prospectus of Array BioPharma Inc. for the registration of 4,830,000 shares of it's common stock.




Denver, Colorado
January 16, 2002                                 /s/ Ernst & Young LLP